UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 13, 2007
                                                --------------------------------

                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

  Federal                       000-50377                  11-3700733
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(State or other jurisdiction   (Commission File Number)   (IRS Employer ID No.)
 of incorporation)

2146 Nostrand Avenue, Brooklyn, New York                         11210
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (718) 859-6800
                                                  ------------------------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

      On August 13, 2007, Flatbush Federal Bancorp, Inc. announced its operating results for quarter and six months ended June 30, 2007 by press release. The press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired. Not Applicable

      (b)   Pro forma financial information. Not Applicable

      (c)   Exhibits

            Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.'s press release reporting operating results for quarter and six months ended June 30, 2007.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               FLATBUSH FEDERAL BANCORP, INC.




                                               By:  /s/ Jesus R. Adia
                                                    -----------------
                                                    Jesus R. Adia
                                                    President and
                                                    Chief Executive Officer

DATE:  August 14, 2007
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                                  EXHIBIT INDEX

99.1  Press  release  dated  August 13,  2007  reporting  operating  results for
                             ----------------
      quarter and six months ended June 30, 2007.